IRIDEX®

Investor Presentation

December 2025

Forward Looking Statements

The information in this presentation contains estimates and other forward-looking statements regarding future events, including statements about the plans, strategies and intentions related to the development and commercialization of our products and procedures. Certain forward-looking statements may be identified by reference to a future period or periods or by use of forward-looking terminology such as "forecast," "believe," "planned," "initiate," "potential," "anticipated," or "expected." Such forward-looking statements, which we intend to be covered by the safe harbor provisions contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. Potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 28, 2024 and our Quarterly Report on Form 10-Q for the quarter ended September 27, 2025, each filed with the Securities and Exchange Commission (the "SEC") and any additional reports filed with the SEC following the date of this presentation. It is not possible for IRIDEX management to predict all risks nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market potential. These estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

All statements contained herein speak only as of the date of this presentation. IRIDEX expressly disclaims any obligation to update any statement in this presentation to reflect any change or future development with respect thereto, any future results, or any change in events, conditions and/or circumstances on which any such statement is based, unless specifically required by law or regulation.

OUR VISION

Transform laser-based eye care to preserve sight and improve quality of life for patients suffering from ophthalmic conditions globally.

OUR MISSION

Deliver innovative, clinically proven, non-invasive laser technologies that safely and effectively treat glaucoma and retinal disorders.

IRIDEX is a Global Leader in Ophthalmic Laser Solutions

IRIDEX Organizational Highlights

- Offers a portfolio of established laser systems and delivery devices for a full spectrum of retina and glaucoma treatments
- Maintains a strong, long-term, and loyal customer base with broad global support
- Operates a global commercial organization with US and OUS direct sales force, international distributors, scalable infrastructure, and in-house manufacturing capabilities
- Advances innovation with new platforms and upgraded technologies in the product pipeline
- Leverages a proven leadership team with extensive experience

$49M(1)
Total Revenue
FY 2024A

$28M
Retina Revenue
FY 2024A

$13M
Glaucoma Revenue
FY 2024A

40%
Total Gross Margin
FY 2024A

49%
Retina
Direct Margin
FY 2024A

71%
Glaucoma
Direct Margin
FY 2024A

1) Total FY 2024A Revenue includes other revenue

Retina Product Portfolio Snapshot

Medical Retina

- Includes IQ 532® and IQ 577®
- Treatment of diabetic macular edema and other retinal diseases
- MicroPulse® technology for a safe and effective therapy & long-term benefits with minimal tissue damage



Surgical Retina

- Includes OcuLight® laser systems and EndoProbe® Handpieces (disposables)
- Used in vitrectomy procedures to treat proliferative diabetic retinopathy, macular holes, retinal tears and detachments



PASCAL

- PASCAL® is a premiere dual-port pattern scanning retinal laser (subsector within Medical Retina)
- Integrated design, unique Endpoint Management™ and PSLT™ Pattern Scanning Laser Trabeculoplasty
- Includes software modules, fiber beam system, and faster procedure times



Delivery Devices

TxCell®, SLA, and LIO are integrated delivery devices to expand therapeutic capabilities

MicroPulse® Technology

MicroPulse technology allows the tissue to cool between laser pulses, minimizing tissue damage

Disposables

Single-use probes to deliver precise energy for vitrectomy and peripheral retina laser treatments

Note: Iridex, IQ 532, IQ 577, MicroPulse, OcuLight, PASCAL and TxCell are registered trademarks, and Endpoint management and PSLT are trademarks of Iridex Corporation

Glaucoma Product Portfolio Snapshot

Cyclo G6® Laser Console

- Infrared (810 nm) laser with continuous-wave and patented MicroPulse® Technology modes.
- Indications include a wide variety of glaucoma types, including primary open-angle, closed-angle and refractory glaucoma



Delivery Devices (disposables)

MicroPulse P3®

- Used for transscleral laser therapy with MicroPulse technology (referred to as MicroPulse TLT and MicroPulse TSCPC in the literature)
- Lowers intraocular pressure (IOP) primarily by increasing aqueous fluid outflow



G-Probe®

- Used for continuous-wave transscleral cyclophotocoagulation (CW-TSCPC) to treat uncontrolled glaucoma, typically described as refractory glaucoma
- Lowers intraocular pressure primarily by reducing aqueous fluid production



G-Probe Illuminate®

- Used to provide illumination during CW-TSCPC to identify ciliary body location and optimize probe placement



Note: Iridex, Cyclo G6, MicroPulse P3, G-Probe, and G-Probe Illuminate are registered trademarks of Iridex Corporation

Global Commercial Footprint



US:
- 1 VP Sales
- 12 area sales reps
- 1 Clinical Study Staff

$23M
FY2024 Actuals

OUS:
- 1 VP Sales
- 4 regional managers cover Glaucoma & Retina
- 1.5 Support Staff
- Supporting 40+ countries

$26M
FY2024 Actuals

- IRIDEX Direct
- IRIDEX Direct Distributors

IRIDEX

Retina Product Overview

US Retina Systems Opportunity

New platforms create a catalyst for the replacement cycle to increase annual unit sales

US Retina Systems Replacement Opportunity

75% of IQs are > 5 yrs old (EOS)

Aging Install Base: IQ 532® & 577®


IQ 532 & 577 Install Base
United States
Mexico

~644 IQ 532® installed units (US)
~496 units are 5 years or older

~475 IQ 577® installed units (US)
~346 units are 5 years or older

76% of PASCAL are > 5 yrs old (EOS)

Aging Install Base: PASCAL®


Pascal End of Service Install Base
United States
Mexico

~621 PASCAL® installed units (US)
~475 units are at End Of Service

Note: IQ 532, IQ 577, and PASCAL are registered trademarks of IRIDEX Corporation

PASCAL® Laser: Technology Treatment Options

MicroPulse® Technology

- Patented MicroPulse® technology chops a continuous-wave laser beam into an envelope of repetitive short "ON" pulses separated by longer "OFF" periods
- "OFF" periods allow heat to dissipate and reduce thermal buildup within the tissue, which minimizes collateral tissue damage, inflammation, and side effects

Endpoint Management™

- Pattern sub-threshold retinal laser technology that uses a unique algorithm to control laser power and pulse duration, optimizing the therapeutic effect of the laser at sub-visible levels

PSLT™ Pattern Scanning Laser Trabeculoplasty[1]

- Tissue-sparing laser treatment for reducing intraocular pressure in open angle glaucoma
- Provides a rapid, precise, and minimally traumatic computer-guided treatment that applies a sequence of patterns onto the trabecular meshwork[2]

1. PSLT is optional software and a trademark of Iridex Corporation
2. Turati M, Gil-Carrasco F, Morales A, Quiroz-Mercado H, Anderson D, Marcellino G, Schuele G, Palanker D. Patterned Laser Trabeculoplasty. Ophthalmic Surg Lasers Imaging 2010; 41: 538-545.

Note: Endpoint Management is an optional upgrade to all PASCAL lasers. PASCAL is a registered trademark and Synthesis and Endpoint Management are trademarks of Iridex Corporation.

Retina Opportunities

Marketing

- The Global retina laser market in 2026 will be valued at 250.4 million dollars. *
- Estimated 8.6 million retina laser treatments globally with a CAGR of 3.2% in 2026. *
- Around 55.5 million people globally have vision threatening forms of diabetic eye disease, a category that includes proliferative diabetic retinopathy and diabetic macular edema. *

Clinical Need

- Diabetic Eye Disease
- Macular Edema
- Age-Related Macular Degeneration (AMD)
- Retinal Tears

Clinical

- DAME: An Independent Landmark Investigator-Led Study. 20 Clinical Sites across Europe, 264 participants, 2 year follow up.

*Market data used from Market Scope 2021 Ophthalmic Laser Market Report.

MicroPulse® Technology for Retina Treatment

Leading clinically-based technology with full-line of retina lasers and delivery devices

MicroPulse® Technology

MicroPulse technology chops a continuous-wave laser beam into an envelope of repetitive short "ON" pulses separated by longer "OFF" periods. The OFF periods allow heat to dissipate and reduce thermal buildup within the tissue, which minimizes collateral tissue damage, inflammation and side effects.

Benefits of MicroPulse® Technology as an Adjunct to Anti-VEGF Therapy

- Reduces treatment burden[1-3]
- Improves visual acuity and macular edema resolution[2,4,5]
- Provides a cost-effective, flexible option when injections are contraindicated,[4] unaffordable[6] or ineffective in steroid-refractory cases.[6]

For Treatment of a Multitude of Diseases, including

- Diabetic macular edema
- Age-related macular degeneration
- Central serous chorioretinopathy
- Central and branch retinal vein occlusion

Conventional CW Laser

Pre-Treatment | **1 Year Post-Treatment**





Scarring clearly visible post conventional CW laser

MicroPulse Laser Treatment[7]

Pre-Treatment | **1 Year Post-Treatment**





Scarring non-existent post MicroPulse laser

1. Moisseiev E, et al. Eur J Ophthalmol, 2018;28(1):68-73. 2. Inagaki K, et al. Sci Rep 2019;9(1):7585. 3. Terashima, et al. Retina 2019;39(7):1377-1384. 4. Eng VA, Leng T. Br J Ophthalmol 2020;104(9):1184-1189. 5 Akhlaghi M, et al. J Curr Ophthalmol 2019;31(2):157-160. 6. Verdina T, et al J Clin Med, 2020;9(4)., 7. Vujosevic S, et al. Retina 2010;30(6):908-916.

EndoProbe® Handpieces Portfolio

Single-use, disposable devices that deliver precise laser energy to targeted areas of the retina

Illuminating



Stepped Angle



Adjustable & Intuitive



Standard Straight



Standard Angled





EndoProbe Handpieces

- Delivers energy with precision and accuracy
- Provides full coverage of the peripheral retina
- Compatible with Iridex and third-party lasers
- Generates 22% of total retina business with recurring revenue

Note: EndoProbe is registered trademarks of Iridex Corporation

Glaucoma Product Overview

U.S. Market Opportunity



Eyes diagnosed with Glaucoma
5.0
4.0
3.0
2.0
1.0
0.0
0.1 M
0.2 M
2.1 M
3.2 M
Severe
Advanced (3+)
Moderate (2-3)
Mild (0-1)
GLAUCOMA SPECIALIST
COMPREHENSIVE

- U.S. 2024 G6 Probes Sales: 26K units
- U.S. 2024 G6 Systems install base: 1.1K units



- 2.4 million potential eyes in U.S. moderate + patients
- Over 4,000 U.S. ASC and hospital target sites
  - 1,300 Glaucoma specialists
  - 8,700 Comprehensive ophthalmologists
- $500 Million U.S. Probe Opportunity

IRIDEX

Rest of World Market Opportunity



Eyes diagnosed with Glaucoma
20.0
15.0
10.0
5.0
0.0
20.6 M
13.4 M
1.4 M
0.6 M
Major growth by expanding penetration in moderate patients
Severe
Advanced (3+)
Moderate (2-3)
Mild (0-1)
GLAUCOMA SPECIALIST
COMPREHENSIVE

- ROW 2024 G6 Probes Sales: 29K units
- ROW 2024 G6 Systems install base: 1.6K units



- 4.5 million target eyes in developed economies
  - 3,000 Glaucoma specialists
  - 25,000 Cataract surgeons performing glaucoma procedures
- $700 million ROW probe opportunity

*Market Scope and Company estimates

IRIDEX

U.S. Demographics and population growth drive the glaucoma treatment landscape

380K MIGS Procedures

> 50% will be ineffective by 24 months[1]

150K Trabs & Tubes

- 10% fail year over year[2]
- 50% fail by year five[3]

890K Laser Tx

- ALT[4] / SLT[5] / MLT[6] can be performed up to 2x
- MicroPulse TLT can be performed up to 3-5x[7]
- CW-TSCPC can be performed up to 1-2x[8]

4.5M Glaucoma Rx Meds

- 60% of patients are POAG[8]
- 65% are mild to moderate in disease severity[8]

4.6M Cataracts in US

- 18% (825K) have glaucoma[8]

1. MIGS Surgeon polling (Market scope survey)
2. Gedde SJ, et al. Primary Tube Versus Trabeculectomy Study Group. Treatment outcomes in the primary tube versus trabeculectomy study after 1 year of follow-up. *Ophthalmology* 2018;125(5):650-663.
3. de Waard P, et al. Treatment outcomes in the primary tube versus trabeculectomy study after 5 years of follow-up. *Ophthalmology.* 2022;129:1344-1356.
4. Feldman RM, et al. Long-term efficacy of repeat argon laser trabeculoplasty. *Ophthalmology.* 1991;98(7):1061-5.
5. Jang HJ, et al. Repeat selective laser trabeculoplasty for glaucoma patients: A systematic review and meta-analysis. *J Curr Glaucoma Pract.* 2021;15(3):117-124.
6. Tsang S, et al. Developments in laser trabeculoplasty. *Br J Ophthalmol.* 2015.
7. Nguyen AT, et al. Early results of micropulse transscleral cyclophotocoagulation for the treatment of glaucoma. European Journal of *Ophthalmology* 2020;30(4):700-705.
8. Market Scope, Ophthalmic Laser Market Report, 2022

Easing the challenge of longer glaucoma management



Earlier diagnosis
Living longer
Today
1990s Disease Duration
Today
Age
40
45
50
Age
60
65
70
75
80
85

Non-Incisional, repeatable transscleral laser with **MicroPulse and continuous-wave** technologies can offer a valuable addition to the new treatment paradigm: They can **add years of glaucoma disease management** and sequenced anywhere in the continuum of care.



µP MicroPulse P3

MicroPulse P3® Probe
MicroPulse Transscleral Laser Therapy
(TLT)



G-Probe®
CW Transscleral Cyclophotocoagulation
(TSCPC)

IRIDEX

Evolution of Transscleral Cyclophotocoagulation

1992

Classic Continuous-Wave Transscleral Cyclophotocoagulation (CW-TSCPC)

Gaasterland reported the first clinical results using 810 nm diode laser with the OcuLight® SLx Laser and G-Probe® Delivery Device as an advancement over 1064 nm Nd:YAG laser.

Subsequent prospective studies showed effective intraocular pressure (IOP) reduction with the need for repeat treatments, generally mild and transient postoperative reactions, low rates of severe complications, and no cases of hypotony or phthisis over 1-year follow-up.

2009

Slow-Coagulation CW-TSCPC

Shifted from titrating to a "pop" to slow-coagulation with lower power and longer duration to achieve comparable IOP and visual acuity outcomes with fewer post-op complications.

Slow-coagulation CW-TSCPC provides safe, efficient, reproducible efficacy across a wide range of glaucoma types, including patients with good vision, those without prior incisional surgery, and medically refractory glaucomas.

2010

Transscleral Laser Therapy using Iridex's Patented MicroPulse® Technology

First published study showed transscleral laser treatment with MicroPulse technology using the Iridex OcuLight SLx and original MicroPulse P3® Probe, is a safe and effective method of lowering IOP in cases of refractory glaucoma and is comparable to classic CW-TSCPC.

2020

Revised MicroPulse P3 Probe: Improved Ergonomics Over the Original Probe

- Concave, scleral-matching "bunny ear" footplate improves probe stability, maintains proper angling, and aligns with the limbal contour for easier, more intuitive placement.
- Smaller tip enables access to smaller eyes, and the elongated stem enhances visibility and can serve as a speculum.
- Integrated fluid channel retains coupling gel to ensure consistent fiber immersion and optimal light coupling.



2022

International MicroPulse TSCPC Delphi Panel Provides Clinical Guidance

Based on disease severity and target endpoints, the panel recommended starting treatment settings and dose escalation of 20–25% to optimize treatment results while maintaining initial safety profile.

2024

1-Year Data Supports Delphi Recommendations

- A 12-month prospective, randomized study evaluated the safety and efficacy of MicroPulse TSCPC using the Cyclo G6® laser and revised MicroPulse P3® probe in a post-MIGS cohort via escalating doses.
- Escalating dose (by decreasing sweep speed) seems to increase efficacy predictably, while maintaining safety within this cohort.
- 4 eyes required a secondary procedure; No IRB-reportable safety events.

Dose Escalation Cohort		Pre Op[1]			POM 3[1]			POM 6[1]			POM 12[2]		
Power for all cohorts: 2500 mW, 31.3% duty cycle		N = 62	IOP (Mean)	# Meds (Mean)	N = 38	IOP (Mean)	# Meds (Mean)	N = 42	IOP (Mean)	# Meds (Mean)	N = 49	IOP (Mean)	# Meds (Mean)
#1	Five 10-sec sweeps/quad Duration/eye: 200 secs	20	23.85	1.45	10	16.30 37.11%	1.40	11	14.64 39.81%	1.27	15	14.50 39%	1.13
#2	Four 15-sec sweeps/quad Duration/eye: 240 secs	20	26.60	1.60	15	16.33 38.64%	1.33	14	14.64 45.66%	1.50	19	15.21 43%	1.42
#3	Five 15-sec sweeps/quad Duration/eye: 300 secs	22	32.32	2.27	13	16.92 49.76%	2.15	17	17.06 49.00%	1.71	15	15.53 56%	1.86

2025

5-Year Study Confirmed Long-Term Efficacy and Safety

In 112 pre- and post-cataract eyes, treatment achieved a significant average IOP reduction of 32.5% ($p<0.001$) and a decrease in post-op medication burden by one drop compared to pre-op ($p<0.005$). A low rate of complications were observed across a broad range of glaucoma types and severities

2025

Thermal Tissue Modeling of the Ciliary Body with CW-TSCPC & MicroPulse TSCPC

Both techniques share a thermal continuum, and with further optimization, each may evolve to serve distinct but complementary roles from refractory glaucoma to earlier intervention cases.

IRIDEX

A Recent Prospective Dose Escalation Study: Five 15-Sec Sweeps Shows a 56% IOP Decrease at 12 months[1,2]

A 12 month prospective, randomized study evaluated the safety and efficacy of MicroPulse TLT using the Cyclo G6® Laser Console and revised MicroPulse P3® probe in a post-MIGS cohort via escalating doses

Dose Escalation Cohort		Pre Op[1]			POM 3[1]			POM 6[1]			POM 12[2]		
Power for all cohorts: 2500 mW, 31.3% duty cycle		N = 62	IOP (Mean)	# Meds (Mean)	N = 38	IOP (Mean)	# Meds (Mean)	N = 42	IOP (Mean)	# Meds (Mean)	N = 49	IOP (Mean)	# Meds (Mean)
#1	Five 10-sec sweeps/quad Duration/eye: 200 secs	20	23.85	1.45	10	16.30 37.11%	1.40	11	14.64 39.81%	1.27	15	14.50 39%	1.13
#2	Four 15-sec sweeps/quad Duration/eye: 240 secs	20	26.60	1.60	15	16.33 38.64%	1.33	14	14.64 45.66%	1.50	19	15.21 43%	1.42
#3	Five 15-sec sweeps/quad Duration/eye: 300 secs	22	32.32	2.27	13	16.92 49.76%	2.15	17	17.06 49.00%	1.71	15	15.53 56%	1.86

Results:

- No IRB-reportable safety events
- Escalating dose (by decreasing sweep speed) demonstrates increasing efficacy predictably, while maintaining safety within this cohort
- Sweep speed velocity may be an underappreciated treatment variable and can help clinicians optimize their treatment parameters and ultimately their outcomes

1. Lentz PC, Wagner IV, Kumar D, Boopathiraj N, Ang Bryan CH, Ahuja A, Checo L, Miller DD, Dorairaj S. Safety and efficacy of micropulse transscleral laser therapy with the revised P3 delivery device: A randomized controlled trial. Eur J Ophthalmol 2025;35(5):1863-1874.
2. Lentz PC, Abubaker YS, Wagner IV, Ang BCH, Shokair A, Checo L, Miller DD, Dorairaj S, . Clinical outcomes of second-generation micropulse transscleral laser therapy under varying dosimetry parameters. American Academy of Ophthalmology 2024;Scientific Poster, Session PO332.

IRIDEX

MicroPulse TLT: Long-Term Efficacy[1]

5-Year Treatment Outcomes

In 112 pre- and post-cataract eyes, MicroPulse TLT treatment achieved:

- significant average IOP reduction of 32.5% ($p<0.001$)
- decrease in post-op medication burden by one drop compared to pre-op ($p<0.005$)
- low rate of complications across a broad range of glaucoma types and severities

> "[MicroPulse TLT's] ability to achieve sustained IOP reduction with minimal complications makes it a cornerstone treatment option."
>
> **Ronald de Crom, MD**
> University Eye Clinic, Maastricht, University Medical Center


CYCLO G6
Glaucoma Laser System
20s
2500
5
IRIDEX

1. De Crom et al, Long-Term Treatment Outcomes of Micropulse Transscleral Cyclophotocoagulation in Primary and Secondary Glaucoma: A 5-Year Analysis. *Ophthalmol Ther*, 2024.

MicroPulse TLT: Repeatability[1]

MicroPulse TLT retreatment can safely and effectively further reduce IOP in patients with glaucoma

76 eyes from patients with moderate to advanced glaucoma underwent retreatment following variable responses to their primary MicroPulse TLT procedure.

- 3 months post retreatment, all patient groups demonstrated meaningful IOP reductions, (~25% to 35%) regardless of their prior response to the primary treatment.
- For the subset of patients who required a second retreatment, intervals ranged from about 3 months to nearly 2 years in enhancement patients.

1. de Crom RMPC, Kujovic-Aleksov S, Webers Carroll AB, Berendschot Tos TJM, Beckers HJM. Efficacy, repeatability, and safety of retreatment with micropulse cyclophotocoagulation in the management of glaucoma. *Ophthalmol Ther,* 2025.

IRIDEX

Transscleral CPC has favorable practice economics

CPT Code - 66710

Both CW-TSCPC and MicroPulse TLT[1] are reported with the same CPT code. (*Ciliary body destruction; cyclophotocoagulation, transscleral approach*)

Transscleral CPC is assigned a 90-day global period which denotes a major surgery.

Medicare's 2025 National Payment Rates for 66710:[2]

2025 MD	**$440**
2025 ASC	**$979**
2025 HOPD	**$2,229**



Corcoran Consulting Group

CORCORAN & CORCORAN

Medicare Reimbursement For MicroPulse® Transscleral Cyclophotocoagulation

Prepared for

IRIDEX

September 1, 2024

Corcoran Associates
www.corcoranccg.com

Corcoran Consulting Group

REIMBURSEMENT FOR MICROPULSE® TRANSSCLERAL CYCLOPHOTOCOAGULATION

CORCORAN & CORCORAN

1 **QUESTION:** What is MicroPulse® transscleral cyclophotocoagulation?

ANSWER: MicroPulse transscleral cyclophotocoagulation (MP-TSCPC), or MicroPulse transscleral laser therapy (MP-TLT), employs a fractionated continuous wave diode laser (810 nm) which targets melanin in a non-destructive way in ciliary body tissues, the tissue responsible for production of aqueous humor. Chopping the continuous wave (CW) of laser energy into micropulses allows a significant and clinically efficacious amount of heat to be applied to target tissues while allowing the heat to dissipate between pulses, preserving the efficacy while preventing unwanted tissue damage.[1]

2 **QUESTION:** What are the indications for MP-TSCPC?

ANSWER: CW-TSCPC has primarily been used to lower intraocular pressure in cases of refractory glaucoma with poor visual potential. Alternately, MP-TSCPC can be used in seeing eyes with good visual potential. It can be performed for a variety of glaucomas, before or after incisional glaucoma surgery, and in combination with other treatments. The procedure is well suited for younger individuals (>45 y/o) and older individuals (>65 y/o).[2]

3 **QUESTION:** What CPT code is used in the United States to report TSCPC?

ANSWER: Report CW- and MP-TSCPC with CPT 66710, *Ciliary body destruction; cyclophotocoagulation transscleral*. CPT is agnostic to the type of laser used.

4 **QUESTION:** Is 66710 covered and reimbursed by Medicare?

ANSWER: Claims to Part B (traditional or regular) Medicare are evaluated by the MACs on an individual basis and generally paid. There are currently no Medicare Part B policies for 66710 because it is a relatively infrequent procedure. Commercial policies are very few; practices are advised to get prior authorization from payors.[3,4,5]

5 **QUESTION:** What is the global surgery period for 66710?

ANSWER: 66710 has a 90-day global surgical period and is a major procedure under Medicare's regulations.

6 **QUESTION:** What is the Medicare physician reimbursement for MP-TSCPC?

ANSWER: When MP-TSCPC is performed in the physician's office, the 2024 national Medicare Physician Fee Schedule allowed amount is $440 for participating providers. When MP-TSCPC is performed in an ambulatory surgery center (ASC) or hospital outpatient department (HOPD), the surgeon's Medicare allowable is reduced to $387 due to the site-of-service differential. Medicare fee schedule amounts are adjusted by local wage indices so actual payment amounts vary.

Other payors set their own rates, which may vary considerably from Medicare.

September 1, 2024

The reimbursement information is provided by Corcoran & Corcoran based on publicly available information from CMS, the AMA, and other sources. The reader is strongly encouraged to review federal and state laws, regulations, code sets, and official instructions promulgated by Medicare and other payors. This document is *not an official source* nor is it a complete guide on reimbursement. Although we believe this information is accurate at the time of publication, the reader is reminded that this information, including references and hyperlinks, changes over time, and may be incorrect at any time following publication.

(800) 399-6565 www.corcoranccg.com (909) 972-0800 www.corcoran2.com

Provided Courtesy of IRIDEX Corporation
(800) 388-4747 www.iridex.com

1. Referred to as MicroPulse TSCPC in the literature.
2. Estimates only. Check with your local medical carrier for reimbursement rates in your area.

66710 ROI: Cyclo G6® with MicroPulse P3® or G-Probe® Facility Reimbursement

Ambulatory Surgical Center

Monthly Patient Volume	
MicroPulse TLT (MicroPulse P3 Probe) 	2
CW TSCPC (G-Probe) 	1



Iridex

Procedure	CPT	Monthly Volume	Reimbursement	Monthly Volume
MicroPulse TLT	66710	2	$979	$1,958
CW TSCPC	66710	1	$979	$979
			Annual Revenue Gross	$35,244
			Annual Probe Costs	-9,900
			Annual Revenue Net	**$25,344**

Iridex Cost Projections

Investment in laser	$33,000
Cost of laser after depreciation*	**$21,450**

Hospital

Monthly Patient Volume	
Moderate Glaucoma (MicroPulse P3 Probe) 	2
Advanced Glaucoma (G-Probe) 	1



Iridex

Procedure	CPT	Monthly Volume	Reimbursement	Monthly Volume
MicroPulse TLT	66710	2	$2,229	$4,458
CW TSCPC	66710	1	$2,229	$2,229
			Annual Revenue Gross	$80,244
			Annual Probe Costs	-9,900
			Annual Revenue Net	**$70,344**

Iridex Cost Projections

Investment in laser	$33,000
Cost of laser after depreciation*	**$21,450**

*Depreciated value was calculated at a 35% tax rate over 5 years

MedScout Increases MicroPulse P3 & G-Probe Opportunities

IRIDEX + MedScout

- Targeting high-potential accounts based on procedure volumes
- Monitors change in procedure volume
- Offers visibility into physicians' backgrounds and schedules
- Linked with Salesforce

Current Financial Overview

P&L Progress and Highlights



P&L Progression Q1'24 to Q3'25
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
(2,000)
(4,000)
Q1'24
Q3'25
change
11,761
12,484
722
7,751
5,424
(2,326)
(3,293)
(1,411)
1,881
Total Rev
OPEX
Op Inc

Company Restructuring Began in 2024 and is Driving Toward Profitability in 2026

- Reduced OPEX by **$2.3M (30%)** through restructuring initiatives
- Increased Revenue by **$0.7M (6%)** over the same period
- Reduced Operating Losses by **$1.9M (57%)**
- On track to achieve **positive adjusted EBITDA for the Full Year 2025 and Cash Flow positive in Q4.**
- Continuing cost-savings initiatives and planning to be **Operating Income positive and Cash Flow positive in 2026**
- Cash Balance of **$5.6M** as of Q3'25

IRIDEX

IRIDEX®

Thank you!